    As filed with the Securities and Exchange Commission on October 20, 1999

                                                      Registration No. 333-87443
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                --------------

                         Post-Effective Amendment No. 1
                                       To

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                                --------------

                            V.I. TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                     2836                   11-328476
     (State or Other      (Primary Standard Industrial    (I.R.S. Employer
     Jurisdiction of      Classification Code Number)  Identification Number)
     Incorporation or
      Organization)
                                155 Duryea Road
                            Melville, New York 11747
                                 (516) 752-7314
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                  John R. Barr
                     President and Chief Executive Officer
                            V.I. Technologies, Inc.
                                155 Duryea Road
                            Melville, New York 11747
                                 (516) 752-7314
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                   Copies to:

 William T. Whelan, Esq.    Samuel K. Ackerman, M.D.  Lynnette C. Fallon, Esq.
 R. Mark Chamberlin, Esq.Pentose Pharmaceuticals, Inc.  Palmer & Dodge, LLP
   Mintz, Levin, Cohn,         45 Moulton Street         One Beacon Street
         Ferris,              Cambridge, MA 02138         Boston, MA 02108
 Glovsky and Popeo, P.C.         (617) 864-4800            (617) 573-0100
   One Financial Center
     Boston, MA 02111
      (617) 542-6000

   Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the effectiveness of this Registration Statement and the effective time of the merger of Pentose Pharmaceuticals, Inc. with and into the Registrant as described in the Agreement and Plan of Merger and Reorganization dated as of July 28, 1999.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                --------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                                EXPLANATORY NOTE

   The purpose of this post-effective amendment is to attach a new Exhibit
99.4.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melville, State of New York, on October 20, 1999.

                                          V.I. TECHNOLOGIES, INC.
                                           (Registrant)

                                             /s/ John R. Barr
                                          By: _________________________________
                                            John R. Barr
                                            President and Chief Executive
                                            Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

                 *                     Chairman of the Board of     October 20, 1999
____________________________________           Directors
           David Tendler

        /s/ John R. Barr              President, Chief Executive    October 20, 1999
____________________________________     Officer and Director
            John R. Barr                 (Principal Executive
                                               Officer)

                 *                    Executive Vice President,     October 20, 1999
____________________________________   Operations, Treasurer and
         Thomas T. Higgins              Chief Financial Officer
                                         (Principal Financial
                                         Officer and Principal
                                          Accounting Officer)

                 *                             Director             October 20, 1999
____________________________________
         Richard A. Charpie

                 *                             Director             October 20, 1999
____________________________________
        Jeremy Hayward-Surry

                 *                             Director             October 20, 1999
____________________________________
      Bernard Horowitz, Ph.D.

                 *                             Director             October 20, 1999
____________________________________
            Irwin Lerner


             Signature                           Title                    Date
             ---------                           -----                    ----

                 *                             Director             October 20, 1999
____________________________________
          Peter D. Parker

                 *                             Director             October 20, 1999
____________________________________
       Damion E. Wicker, M.D.

*By:  /s/ John R. Barr
  -----------------------------
    John R. Barr Attorney-in-
              Fact

     Exhibit
     Number  Description
     ------- -----------

     99.4    Consent of Warburg Dillon Read LLC. Filed herewith.

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